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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report     July 23, 1998      Commission file number       0-3833
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                              MORGAN'S FOODS, INC.
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             (Exact name of registrant as specified in its charter)

             Ohio                                         34-0562210
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 (State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                     Identification Number)

             24200 Chagrin Boulevard, Suite 126, Beachwood, OH 44122
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               (Address of principal executive officers)      (Zip Code)

Registrant's telephone number, including area code:      (216) 360-7500
                                                    ---------------------------

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                              MORGAN'S FOODS, INC.



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 23, 1998 Morgan's Restaurants of Pennsylvania, Inc. and Morgan's Restaurants of Ohio, Inc., both wholly owned subsidiaries of Morgan's Foods, Inc. completed the acquisition of the assets of four (4) existing KFC restaurants from GRNN, Inc. and Gary Cocolin for cash in the amount of $2,435,000. The assets involved include land and building in Ashtabula, Ohio, land and building in Conneaut Lake, Pennsylvania, land and building in Erie, Pennsylvania, a building on leased land in Erie, Pennsylvania and all of the related restaurant equipment, franchise agreements, inventory and leasehold improvements used in the operation of the four (4) KFC restaurants. The Company intends to continue to operate the four (4) properties as KFC restaurants under the franchise agreements which were assigned to the Company as part of the asset purchase and sale transaction. Revenues for the four restaurants for the 12 months ended November 30, 1997 were $3,085,000. Funds for the acquisition were provided via several loan transactions with Captec Financial Group Inc., all of which involve mortgages or security interests in the assets which were acquired.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)    Exhibits.

                 1.      Asset  Purchase and Sale Agreement dated April 9, 1998.








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                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           Morgan's Foods, Inc.
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                                                (Registrant)



    Dated:       August 6, 1998          By:   /s/  Kenneth L. Hignett
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                                             Kenneth L. Hignett
                                             Senior Vice President,
                                             Chief Financial Officer & Secretary

    Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



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                              MORGAN'S FOODS, INC.
                                INDEX TO EXHIBITS



    Exhibit
    Number          Exhibit Description
    ------          -------------------

      1           * Asset Purchase and Sale Agreement dated April 9, 1998



      *  To be filed by amendment